UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

GAMESTOP CORP.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

1-31228	75-2951347

(Commission File Number)	(IRS Employer Identification No.)

2250 William D. Tate Avenue, Grapevine, TX	76051

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (817) 424-2000

(Former Name or Former Address, if Changed Since Last Report )

SIGNATURE
EXHIBIT INDEX
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release of GameStop Corp., dated February 18, 2004

Item 12. Results of Operations and Financial Condition

     On February 18, 2004, GameStop Corp. (the “Company”) issued a press release announcing its sales results for the fiscal quarter and fiscal year ended January 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)

By:	/s/ David W. Carlson

Name: Title:	David W. Carlson Executive Vice President and Chief Financial Officer

Date: February 18, 2004

GAMESTOP CORP.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of GameStop Corp., dated February 18, 2004